UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2007

INVESCO PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-13908	98-0407710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Peachtree Street, N.E., Atlanta, Georgia	30309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
AMVESCAP PLC
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 18, 2007, the company determined that it no longer satisfied the definition of “foreign private issuer” under the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). In consequence, the company has begun filing Current Reports on Form 8-K and will commence filing Quarterly Reports on Form 10-Q (beginning with the period ending September 30, 2007) and Annual Reports on Form 10-K (beginning with the annual report for fiscal year 2007), as well as proxy statements with respect to meetings of shareholders, with the SEC as if it were a fully domestic U.S. company. On July 18, 2007, the company issued a press release with respect to the above. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 18, 2007 issued by INVESCO PLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO PLC
By:	/s/ Michael S. Perman
Michael S. Perman
Company Secretary

Date: July 18, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated July 18, 2007 issued by INVESCO PLC

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